Vessel revenue	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Vessel revenue
Vessel revenue

During the years ended December 31, 2018, 2017 and 2016, we had five, five, and six vessels that earned revenue through long-term time-charter contracts (with initial terms of one year or greater), respectively. The remaining vessels earned revenue from the Scorpio Pools or in the spot market.

Revenue Sources

	For the year ended December 31,
In thousands of U.S. dollars	2018	2017	2016
Pool revenue	$543,784	$458,730	$485,003
Time charter revenue	34,015	37,411	36,694
Voyage revenue (spot market)	7,248	16,591	—
Other revenue	—	—	1,050
	$585,047	$512,732	$522,747